MODIFICATION AGREEMENT

     This Modification Agreement ("Modification") dated this 2nd day of October, 1996, by and between ALLIANCE HOLDINGS, L.L.C., an Illinois limited liability company ("Purchaser") and WEST VILLAGEWOOD LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller").

                             W I T N E S S E T H:

     WHEREAS, Purchaser and Seller entered into an Agreement of Sale dated September 4, 1996 ("Contract") for the Westwood Village Apartments, Irving, Texas; and

     WHEREAS, Purchaser and Seller desire to modify the Contract as hereinafter provided; and

     NOW, THEREFORE, in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, in hand paid, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1.  Section 8 of the Contract is modified by adding the following
thereto:   Notwithstanding anything to the contrary contained herein, Purchaser shall have the right to extend the Closing Date to December 30, 1996, upon (i) written notice to Seller effective on or before October 25, 1996 of Purchaser's intention to so extend the Closing Date and (ii) payment by Purchaser to Seller, on or before October 25, 1996, of the amount Seventy-Five Thousand and 00/100 Dollars ($75,000.00), which amount shall be non-refundable to Purchaser (except in the event of Seller default) and applicable to the Purchase Price (in the event this transaction proceeds to Closing).

     2. Except as above provided, the Contract remains unmodified and in full force an effect.

PURCHASER:                              SELLER:

ALLIANCE HOLDINGS, L.L.C.,              WEST VILLAGEWOOD LIMITED
an Illinois limited liability           PARTNERSHIP, an Illinois limited
company                                 partnership

By:   /s/ Andrew W. Schor               By:  Westvill, Inc., an Illinois
     ------------------------------          corporation, its general partner
Name:     Andrew W. Schor
     ------------------------------          By:   /s/ James E. Mendelson
Its:      President                               -----------------------------
     ------------------------------          Name:     James E. Mendelson
                                                  -----------------------------
                                             Its:      Sr VP
                                                  -----------------------------
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